SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2006

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2005-4

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-121066-03	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

NovaStar Mortgage Funding Corporation registered issuances of up to $12,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File No. 333-121066) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2005-4, issued on December 15, 2005, $1,558,400,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2005-4, Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the “Offered Certificates”). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2005-4 were its Home Equity Loan Asset-Backed Certificates, Series 2005-4, Class M-11, Class M-12, Class M-9 DSI, Class M-10 DSI, Class M-11 DSI, Class M-12 DSI, Class C, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Pooling and Servicing Agreement filed in connection with the Certificates is hereby amended pursuant to Amendment Number 1 to the Pooling and Servicing Agreement, dated as of January 26, 2006 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian (the “Custodian”), JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), and J.P. Morgan Trust Company, National Association, as co-trustee (the “Co-Trustee”).

The Underwriting Agreement, dated as of February 15, 2006, attached hereto as Exhibit 1.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., NovaStar Financial, Inc. and Greenwich Capital Markets, Inc. is for the sale of the Class M-9 Certificates that were initially retained by NovaStar Certificates Financing LLC.

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

	1.1	Underwriting Agreement, dated as of February 15, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., NovaStar Financial, Inc. and Greenwich Capital Markets, Inc.

	4.1	Amendment Number 1 to the Pooling and Servicing Agreement, dated as of January 26, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2006

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

Exhibit Index

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 15, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., NovaStar Financial, Inc. and Greenwich Capital Markets, Inc.
Exhibit 4.1	Amendment Number 1 to the Pooling and Servicing Agreement, dated as of January 26, 2006, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.